Boyd Watterson Limited Duration

Enhanced Income Fund

Class	A Shares	BWDAX
Class	C Shares	BWDCX
Class	I Shares	BWDIX
Class	I2 Shares	BWDTX

(a series of Northern Lights Fund Trust III)

Supplement dated June 8, 2020
to the Prospectus dated November 1, 2019

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Effective May 29, 2020, Class I2 shares of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”) are available for purchase by the entities identified below:

Institutional investors (including companies, foundations, endowments, municipalities, retirement and benefit plans and trusts (other than individual or personal plans and trusts established for estate or financial planning purposes)) and any other entity approved by Boyd Watterson Asset Management, LLC making an initial minimum investment in Class I2 shares of at least $5 million. Such institutional investors may purchase Class I2 shares directly or through a registered broker-dealer or other financial intermediary, provided that such purchases are not made by or on behalf of institutional investors that are participants in fee-based programs or platforms.

The Fund reserves the right to waive any investment minimum.

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You should read this Supplement in conjunction with the Prospectus dated November 1, 2019. This document provides information that you should know about the Fund before investing and has been filed with the Securities and Exchange Commission. This document is available upon request and without charge by calling the Fund toll-free at 1-877-345-9597.

Please retain this Supplement for future reference.